UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On June 11, 2013, Iconix Brand Group, Inc. issued a press release announcing certain of its subsidiaries’ intentions to offer $250 million aggregate principal amount of senior secured notes due 2043 under an existing securitization program in a private placement only to qualified institutional buyers pursuant to Rule 144A and outside the United States to non-U.S. persons in compliance with Regulation S of the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Iconix Brand Group, Inc., dated June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

	By:	/s/ Warren Clamen
	Name:	Warren Clamen
Date: June 11, 2013	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release issued by Iconix Brand Group, Inc., dated June 11, 2013.